Filed pursuant to Rule 497(e)
Registration Nos. 033-08746; 811-04840

Supplement dated September 23, 2015
to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 27, 2015

The Tocqueville Alternative Strategies Fund (the “Fund”)

a series of Tocqueville Trust (the “Trust”)

On September 17, 2015, the Board of Trustees of the Trust approved a reduction in the advisory fee breakpoints for the Fund effective as of October 1, 2015.  Advisory fee breakpoints will be reduced from the current annual rate of 1.30% of the average daily net assets of the Fund on assets up to $500 million, 1.25% of the Fund’s average daily net assets on assets between $500 million and $1 billion, and 1.20% of the Fund’s average daily net assets on assets over $1 billion, to an annual rate of 1.25% of the average daily net assets of the Fund on assets up to $1 billion, and 1.00% of the Fund’s average daily net assets on assets over $1 billion, each calculated daily and payable monthly.  Accordingly, the first sentence of the final paragraph on page 13 of the Prospectus and the first sentence of the first paragraph under “Advisory Fees” on page 29 of the SAI is replaced with the following:

“For the performance of its services under the investment advisory agreement, the Advisor receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.25% of the average daily net assets of the Fund on assets up to $1 billion, and 1.00% of the Fund’s average daily net assets on assets over $1 billion.”

Please retain this supplement with your Prospectus and SAI.